SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 15, 2000
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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  Georgia                        1-6468                      58-0257110
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
  of incorporation)             Number)                       No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia              30308
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code           (404) 506-6526
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                                       N/A

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              (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On February 15, 2000, Georgia Power Company (the "Company")

entered into an Underwriting Agreement covering the issue and sale by the

Company of $300,000,000 aggregate principal amount of its Series E Floating Rate

Senior Notes due February 22, 2002 (the "Series E Senior Notes"). Said Notes

were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-75193,

333-75193-01 and 333-75193-02) of the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c) Exhibits.

            1 Underwriting Agreement, dated February 15, 2000, between the Company and Bear, Stearns & Co. Inc. and Chase Securities Inc., as the Underwriters.

           4.2 Fifth Supplemental Indenture to Senior Note Indenture dated as of February 22, 2000, providing for the issuance of the Series E Senior Notes.

           4.7   Form of Series E Senior Note. (included in Exhibit 4.2 above).

          12.1   Computation of ratio of earnings to fixed charges.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     February 22, 2000                  GEORGIA POWER COMPANY



                                             By _____________________________
                                                      Wayne Boston
                                                  Assistant Secretary